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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 31, 2000

                        CASINO MAGIC OF LOUISIANA CORP.
            (Exact Name of Registrant as Specified in its Charter)



        Louisiana                                                        64-0878110
(State or Other Jurisdiction            (Commission                     (IRS Employer
      of Incorporation)                 File Number)                  Identification No.)


330 N. Brand Boulevard, Suite 1100, Glendale, CA                           91203
       (Address of Principal Executive Offices)                       (Zip Code)


      Registrant's telephone number, including area code: (818) 662-5900
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CASINO MAGIC OF LOUISIANA CORP.


Date:  May 31, 2000                By:    /s/ Bruce C. Hinckley
                                          -----------------------
                                   Name:  Bruce C. Hinckley
                                          -----------------------
                                   Title: Chief Financial Officer
                                          -----------------------
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                                 Exhibit Index
                                 -------------

Exhibit   Description
-------   -----------

99.1 Financial Statements as of December 31, 1999 and March 31, 2000 with Management's Discussion and Analysis of Financial Condition and Results of Operations.